SECURITIES AND EXCHANGE COMMISSION
			    Washington, D.C.  20549
				   FORM 8-K

				Current Report

		Pursuant to Section 13 or 15(d) of the Securities
			 Exchange Act of 1934

		Date of Report (date of earliest event reported):
				August 15, 2001

			MMCA  AUTO  OWNER TRUST  2001-1
		 (MMCA Auto Receivables Trust  - Originator)
                ______________________________________________________
		(Exact Name of Registrant as Specified in its Charter)


		Delaware  				33-0869011
	____________________________		________________________
	(State or other jurisdiction		(Commission File Number)
	      of incorporation)			  (IRS Employer Id No.)


				P.O. Box 6038
			Cypress, California  90630-0038
				(714) 236-1510
		_______________________________________________________
		(Address of Registrant's principal executive office and Registrant's telephone number, including area code)

	Item 5.	Other Events.
		The Registrant hereby incorporates by reference the information contained in the attached exhibits in response to this Item 5.

	Item 7.	Financial Statements and Exhibits.
		(c)  Exhibits.
			MMCA Auto Owner Trust 2001-1
			Asset Backed Notes and
			Asset Backed Certificates.

	Monthly Servicer's Certificate, dated: August 9, 2001

	Monthly Servicing Report, for the following reporting period:
		July 1, 2001 through July 31, 2001


				SIGNATURES

	Pursuant to the requirements of the Securities Exchange
	Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	MMCA AUTO RECEIVABLES Trust
	Dated: August 20, 2001


	/s/ Hideyuki Kitamura
	________________________
	By: Hideyuki Kitamura
	Executive V.P., Finance